361 GLOBAL MANAGED FUTURES STRATEGY FUND
Investor Class (Ticker Symbol: AGFQX)

Class I Shares (Ticker Symbol: AGFZX)

A series of Investment Managers Series Trust (the "Trust")

Supplement dated July 1, 2020, to the

Summary Prospectus dated March 3, 2020, as supplemented.

Effective immediately, Jason Leupold and John Riddle will no longer serve as portfolio managers to the 361 Global Managed Futures Strategy Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Messrs. Leupold and Riddle are hereby deleted in their entirety. Blaine Rollins and Aditya Bhave will continue to serve as portfolio managers of the Fund.

Additionally, based on the recommendation of 361 Capital, LLC, the Advisor to the Fund, the Board of Trustees of the Trust has approved the appointment of Revolution Capital Management LLC (“RCM”) as a new Sub-Advisor to the Fund, subject to the approval of the Fund’s shareholders. A proxy statement with additional information on RCM will be mailed to shareholders of the Fund.

Please file this Supplement with your records.